varian

Transforming Cancer Care



September 16, 2019

Investor Relations
investors@varian.com

Agenda

1. **Introduction**
   J. Michael Bruff
   SVP, Finance and Investor Relations

2. **Company Overview & Strategy**
   Dow Wilson
   President and Chief Executive Officer

3. **Innovation Highlights**

4. **Q&A and Closing Remarks**
   Dow Wilson
   President and Chief Executive Officer

Innovation Highlights

Oncology Systems & Adaptive Therapy
Chris Toth
President, Oncology Systems

CTSI
Andrew Shogan
SVP, CTSI

Noona
Corey Zankowski
SVP, Oncology Software Solutions

Interventional Oncology
Kolleen Kennedy
President, Proton Solutions and Chief Growth Officer

Proton Solutions & Flash Therapy
Kolleen Kennedy
President, Proton Solutions and Chief Growth Officer

Dee Khuntia
SVP, Chief Medical Officer

This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing.

Forward-Looking Statements

Except for historical information, this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning industry outlook, including growth drivers, future trends in cancer incidence and trends in cancer treatment needs, demand, innovation and growth opportunities; Varian Medical System, Inc.'s ("Varian" or the "company") future orders, revenues, backlog or earnings growth; future financial results; market acceptance of or transition to new products or technology such as our Edge® radiosurgery system, TrueBeam®, HyperArc™, 360 Oncology™, HALCYON™, image-guided radiation therapy, stereotactic radiosurgery and proton therapy, and any statements using the terms "could", "believe", "expect", "outlook", "anticipate", "vision", "estimate", "future", "horizon", "aiming", "driving", "target" or similar statements are forward-looking statements that involve risks and uncertainties that could cause the company's actual results to differ materially from those anticipated. Such risks and uncertainties include global economic conditions and changes to trends for cancer treatment regionally; new and potential future tariffs or a global trade war; the impact of changes to the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes to third-party reimbursement levels; currency exchange rates and tax rates; the impact of the Tax Cuts and Jobs Act; demand for the company's products; the company's ability to develop, commercialize, and deploy new products; the company's ability to meet Food and Drug Administration (FDA) and other regulatory requirements for product clearances or to comply with FDA and other regulatory regulations or procedures, changes in the regulatory environment, including with respect to FDA requirements; the company's assessment of the goodwill associated with its proton business, challenges associated with the successful commercialization of the company's proton business; the risks associated with providing financing for the construction and start-up operations of proton therapy centers; the effect of adverse publicity; the company's reliance on sole or limited-source suppliers; the company's ability to maintain or increase margins; the impact of competitive products and pricing; the potential loss of key distributors or key personnel; challenges to public tender awards and the loss of such awards or other orders; and the other risks listed from time to time in the company's filings with the Securities and Exchange Commission, which by this reference are incorporated herein. The company assumes no obligation to update or revise the forward-looking statements in this presentation because of new information, future events, or otherwise. Reconciliations to GAAP financials can be found in our earnings press releases at www.varian.com/investors.

Medical Advice Disclaimer

Varian as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual treatment results may vary.

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Company Overview & Strategy

Dow Wilson
President and Chief Executive Officer

Global leader in RO

Varian: 1948 to 2010

Radiation Oncology company focused on adjacent software opportunities along the cancer care continuum



Care Team Coordination
Multidisciplinary tumor board
Symptom Management
Flow sheet
Surgical Oncology
Medical Oncology
Immuno-Oncology
Physician Mobile
Nurse Navigation
Drug ordering
Electronic prescription
Dose management
Pharmacy dispensing
Screening
Diagnosis
RT chart rounds
Simulation
Treatment planning
Treatment verification
Follow-up
Survivor-ship
• Electronic referrals
• Registration
• Scheduling
• Documentation & Staging
• Tumor board
• Genomics
Radiation Oncology
Interventional Oncology
AI & Machine Learning
Charge capture & billing
Informatics & Analytics
• Symptom management
• PRO
• Education
• Follow-up Radiomics
• Survivorship care plans
Patient Intake
Patient Engagement
Practice Management

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R&D investments delivering world class integrated portfolio

Voice of the customer informs investment decisions


R&D as a % of revenues
8%
7%
6%
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
Q3 FY19 YTD
trueBEAM
EDGE
Eclipse with RapidPlan
360 ONCOLOGY
HALCYON
HyperArc
MCO/GPU
BRAVOS
ETHOS
proBEAM 360°
FlashForward Consortium

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Varian's comprehensive cancer care portfolio


Cancer Treatment
OIS
Care Coordination
Partnering
Analytics
Image Management
Treatment Planning
Radiation Therapy
Proton Therapy
Radio-Surgery
Brachy Therapy
ARIA®
Oncology Information System
360 Oncology™
Care Management Platform
Connectivity
Epic, Cerner, ARIA Connect
InSightive™
Analytics
Velocity™
Oncology Image Informatics
Halcyon™ TrueBeam® VitalBeam™
Trilogy® Clinac® UNIQUE™
Radiotherapy Systems
ProBeam®
ProBeam® 360°
Proton Therapy Systems
Edge™
Radiosurgery System
Calypso® system
Real-Time Tracking Technology
Bravos™
Product Suite for Planning and Delivery
Eclipse™
Treatment Planning System
Hardware & Software Services

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Key acquisitions

Prior to Varex spin-off, acquisitions were focused on growing core radiation therapy business

Expanding into broader cancer care market

- Acquisition to expand market
- Acquisition to support core radiotherapy business

2011

Calypso Medical Technologies
Real-time tumor tracking and motion management

2012

Fototronic
Established direct operations in Hungary

2013

2014

Transpire
Treatment planning software

Velocity
Treatment software

R-PORT
Cancer care planning tool

2015

Cialfarm SARL
Joint venture to establish operation in Algeria

Fraunhofer ITWM
Licensing deal to integrate MCO with Eclipse

2016

Candela
Acquisition of Poland distributor

2017

2018

humediQ
Patient ID, motion management software

COOP
Acquisition of Taiwan distributor

Evinance
Clinical decision support software, 360 oncology

Mobius
Quality assurance software

Noona Healthcare
Mobile service to capture patient-reported outcomes

2019

CTSI
accelerate identification of unmet clinical needs to facilitate advances in tech-enabled services

Endocare & Alicon
Entrance into interventional oncology

Boston Scientific beads portfolio
Additional interventional oncology assets

CyberHeart
Adds technology for cardiac radioablation

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Varian today – a snapshot

Touching more than 4+ million patients per year[1]



Medical Oncology & Immuno-therapy
Radiation Oncology
Proton
ProBEAM
Surgical Oncology
Software
Equip Services
Interventional Oncology
Tech-Enabled Services
Provider-Based Services
Diagnosis

RT LEADER: +12% Revenues and +11% Orders Oncology Systems TTM growth with largest global installed base

SOFTWARE: +16% TTM Software revenues growth

SERVICES: NPS[2] of 78 with +7% TTM Services revenues growth

CTSI: Powering new technology-enabled services to drive mature market productivity and emerging market adoption

INTERVENTIONAL ONCOLOGY: Faster growing adjacent market with accretive gross margin profile; leveraging Varian treatment planning capabilities

PROTON: 3 orders in Q3 FY19 YTD; 26 sites globally with 79 rooms; Flash preclinical studies remain encouraging

(1) Based on company estimates and data
(2) IMV 2019 ServiceTrak – Radiation Oncology Systems Report

Largest linear accelerator installed base

Net installed base trend



~4% CAGR
6,031
8,412
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
Q3 FY19 YTD
Net installed base

Drivers of Installed Base Growth

Innovation in integrated hardware, software and services portfolio

Investing in field capacity focused on emerging markets, upgrades and software

Estimated global market installed base >12,000[1]

FOR INVESTOR USE ONLY

[1] IAEA Directory of Radiotherapy Centres (DIRAC)

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Varian revenue mix and operating earnings recent trends


52%
54%
55%
48%
46%
45%
FY17
FY18
Q3 FY19 YTD
International as % of Total Revenues
North America as % of Total Revenues


Non-GAAP Operating earnings ($M)
$650
$600
$550
$500
$450
$400
$350
$300
15.1%
17.7%
17.9% ex. Tariffs*
16.6%
+15% Y/Y
ex. Tariffs*
+31% Y/Y
+6% Y/Y
FY17
FY18
TTM Q3 FY19
Operating Earnings
Operating Earnings as % of Revenues
Non-GAAP Operating earnings as % of revenues

*Excludes the gross impact from additional tariffs

Notes: Excluding FY17 Proton AR reserve operating earnings would be $433M (16.5% of revenues) and FY18 operating earnings Y/Y growth would be +19%

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Varian revenue mix changing



81%
19%
51%
49%
FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Q3 FY19 YTD

Oncology HW and SW Licenses

Oncology orders remains a relevant leading indicator for future hardware and software revenue

Services and Other

Recurring-type revenues *(e.g. HW services and SW service agreements)* increasing as percent of total revenues

Emerging businesses and technologies revenues have different business models and leading indicators *(e.g. consumables, per patient, total contract value, annual recurring revenues)*

Note: Excludes Varex; ASC 605 to 606 restated from FY16 forward; "Services and Other" includes revenues from Proton, CTSI, and Interventional

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Global leader in RO

Varian: 1948 to 2010

Radiation Oncology company focused on adjacent software opportunities along the cancer care continuum



Care Team Coordination
Multidisciplinary tumor board
Symptom Management
Flow sheet
Surgical Oncology
Medical Oncology
Immuno-Oncology
Physician Mobile
Nurse Navigation
Drug ordering
Electronic prescription
Dose management
Pharmacy dispensing
Screening
Diagnosis
Follow-up
Survivor-ship
RT chart rounds
Simulation
Treatment planning
Treatment verification
• Electronic referrals
• Registration
• Scheduling
• Documentation & Staging
• Tumor board
• Genomics
Radiation Oncology
Interventional Oncology
AI & Machine Learning
Charge capture & billing
Informatics & Analytics
• Symptom management
• PRO
• Education
• Follow-up Radiomics
• Survivorship care plans
Patient Intake
Patient Engagement
Practice Management

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Intelligent Cancer Care

Varian: Today

Intelligent Cancer Care: an information-driven, continuously learning technology ecosystem


Care Team Coordination
Multidisciplinary tumor board
Symptom Management
Flow sheet
Surgical Oncology
Medical Oncology
Immuno-Oncology
Physician Mobile
Nurse Navigation
Drug ordering
Electronic prescription
Dose management
Pharmacy dispensing
Screening
Diagnosis
Follow-up
Survivor-ship
RT chart rounds
Simulation
Treatment planning as-a-service
Treatment verification
• Electronic referrals
• Registration
• Scheduling
• Documentation & Staging
• Tumor board
• Genomics
Radiation Oncology
Interventional Oncology
AI & Machine Learning
Charge capture & billing
Informatics & Analytics
• Symptom management
• PRO
• Education
• Follow-up Radiomics
• Survivorship care plans
Patient Intake
Patient Engagement
Practice Management

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Oncology Systems

Chris Toth
President, Oncology Systems

ASTRO 2019 highlights


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- Varian Users Meeting: >1,100 customers
  - Key Opinion Leader Presentations
  - Ethos first patient treatments featured
- Ethos launch – World's 1st AI adaptive RT system
  - Approximately 150 demos to customers (Sunday)
- Adaptive Intelligence Consortium Meetings
- Taiwan & China Users Events
- SROA Interactive Software Workshop
- Halcyon/HyperArc Users Roundtable
- IMV Service Awards (Varian 1st in all categories)
  - Customer Satisfaction
  - Overall System Performance
  - Service

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The Gap in Care is Widening

Demographics driving needs & market growth

Cancer burden


2010
13.6 million cases
2030
24.6 million cases
= 500,000

Skills gaps throttling global care expansion……..

By 2035 we will need an additional 150,000 skilled clinicians

What is Needed	2015	GAP	2035
Radiation Oncology Centers	7,700	3,200	10,900
Linear Accelerators	13,100	21,800*	21,800
Radiation Oncologists	23,200	22,300	45,500
Medical Physicists	10,000	29,300	39,300
Radiation Technologists	33,300	96,900	130,200

Source: Expanding global access to radiotherapy, Lancet Oncol. Vol 16, Sept. 2015
* 8,700 new machines + 13,100 replacements = 21,800 machines needed



AI is key to closing the gap
- ✓ Automate ✓ Efficiency
- ✓ Simplify ✓ Quality

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Current RT market growing mid-single digits with increasing global demand*

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* Based on company estimates and data

Innovative solutions addressing market demand

Installed base replacement & expansion opportunities

TrueBeam®	Halcyon™
	

$8.7B Installed Base replacement opportunity*

Eclipse™ Treatment Planning	Velocity® Image Management	ARIA® Oncology EMR	360 Oncology™ Care Coordination
			

$3B Software Portfolio Opportunity*

SRS/SBRT & new standards of care driving replacement cycle with TrueBeam® & Halcyon™

Brain metastases = most common recurrence, powering HyperArc™ demand

Learning curve reduced and quality increased with machine learning RapidPlan™ & MCO

* Based on company estimates and data

World's 1st AI powered adaptive therapy system

ETHOS™
THERAPY



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Realizing Personalized Adaptive Radiation Therapy

The culmination of a multi-decade pursuit of innovation


1995-2000
IMRT: dose conformity & fidelity
2005-2010
IGRT: target precision positioning

BUT, patients' anatomy & tumors change

GOAL: Maximize dose to tumor, minimize to healthy tissue

Realizing Personalized Adaptive Radiation Therapy

The culmination of a multi-decade pursuit of innovation



1995-2000
IMRT: dose conformity & fidelity



2005-2010
IGRT: target precision positioning



Today and beyond

- Personalizing treatment daily
- Adapting to anatomy & tumor changes
- Powered by Artificial Intelligence (AI)
- Standard 15 min treatments



Ethos: characteristic spirit of a culture, era, or community

GOAL: Maximize dose to tumor, minimize to healthy tissue

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Revolutionary workflow & integration

- CE Mark
- 510 (k) Pending
- 1st Patient treated

1 Initial planning

- Interactive 3D prescriptions
- Automated segmentation
- Multiple plan generation

2 On-couch adaption (~15 min)

Setup and CBCT	~3 min
Automated segmentation	~2 min
Contour evaluation	~3 min
Plan generation	~3 min
QA and plan review	~1 min
Treatment delivery	~3 min

3 Treatment monitoring

- Automated dose monitoring
- Automated structure monitoring
- Assisted off-line adaptation

Automated multi-modality image fusion at any stage







Booth Demo: Monday Sep. 16 @ 4:30pm – 5:00pm CT



Scheduled Plan
Adapted Plan
Session Image
Sagittal
Reference Plan
Scheduled Plan
Volume [%]
Dose [Gy]
0.00 Gy
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
2.08
W: 500 HU L: 50 HU



Scheduled Plan
Adapted Plan
Session Image
Sagittal
Reference Plan
Adapted Plan
Volume [%]
Dose [Gy]
0.00 Gy
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
2.07
W: 500 HU L: 50 HU

Ethos Therapy™

World's 1st AI powered adaptive therapy solution

1. AI-driven, streamlined workflows
2. Access to CT, MR, PET images
3. Patient Centric, 100cm bore/quiet delivery





Enabling adaptive treatment delivery in the typical 15-minute timeslot!

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Herlev Hospital

First Patients Treated!

Sep 9 - 12

5 Patients treated

14 Fractions

3 Bladder

1 Sarcoma

1 Rectum

"We have already delivered **the first Ethos therapy treatment** and our clinical staff were impressed by the capabilities and the ability to deliver this **advanced treatment in a typical timeslot."**

"**Ethos therapy** will enable our physicians to **better visualize the changes in a patient's anatomy** and quickly adapt the therapy accordingly to help **provide better** treatments to patients,"



Dr Poul Geertsen, MD, PhD, Head of Radiotherapy, Department of Oncology, Herlev and Gentofte Hospital

Avg time per fraction

12 min

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Adaptive Intelligence Consortium

Goal: Accelerate adoption and provide evidence of clinical\outcome benefits

UZ LEUVEN

Penn Medicine Radiation Oncology

HOKKAIDO UNIVERSITY

Kyoto University Founded 1897

Henry Ford Health System
Henry Ford Cancer Institute

Region H Herlev Hospital

The James
The Ohio State University Wexner Medical Center

sterling CANCER Hospitals
Together we can win life

UCSD

Northern Sydney Cancer Centre

MST Medisch Spectrum Twente
een santeon ziekenhuis

北京大学肿瘤医院
BEIJING CANCER HOSPITAL

Barking, Havering and Redbridge University Hospitals NHS Trust

ICON GROUP

KINDAI UNIVERSITY


Committed and potential consortium sites

PennState Health
Milton S. Hershey Medical Center

INSELSPITAL

UKRO

SYSUCC RT
SINCE 1964

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CTSI

Andrew Shogan
Senior Vice President, CTSI

CTSI oncology platform

Diagnostic, therapeutic and clinical support delivery capabilities in any global market

- Founded in 2008 by a group of oncologists from UPMC
- Facilitate improved accessibility to and affordability of high-quality cancer care
- Differentiated clinical services to local patients by local clinicians within a financially viable model
- CTSI OS extends core capabilities to other providers

CTSI Oncology Platform

Oncology Services	Clinical Delivery	Diagnostic Services
CTSI ONCOLOGY SOLUTIONS	AMERICAN ONCOLOGY INSTITUTE	AMPATH
- Medical physics - Clinical dosimetry - Oncology IT - Clinical pathways and decision-support tools - Training and education - Clinical workflow	- Medical oncology - Radiation oncology - Surgical oncology - Multidisciplinary surgery - BMT programs - OP procedures - IP oncology care	- Histopathology - Molecular Pathology - Cytogenetics - Flow Cytometry - Immunoassay (cancer markers) - NextGen Sequencing (NGS)

- **Decades** of experience across global markets
- **20,000+** cancer patients treated annually
- **35,000** historical complex Tx plans and data sets
- **>50%** revenue CAGR
- **>9,000** Tx plans delivered annually
- **>2m** lab tests performed annually

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CTSI strategy accelerating global access to quality care


2010
13.6 million cases
2030
24.6 million cases
= 500,000

What is Needed	2015	GAP	2035
Radiation Oncology Centers	7,700	3,200	10,900
Linear Accelerators	13,100	21,800*	21,800
Radiation Oncologists	23,200	22,300	45,500
Medical Physicists	10,000	29,300	39,300
Radiation Technologists	33,300	96,900	130,200

Source: Expanding global access to radiotherapy. Lancet Oncol. Vol 16, Sept. 2015
* 8,700 new machines + 13,100 replacements = 21,800 machines needed

This is for RT alone and the needs across Oncology are significantly larger

AI key to closing gap
- ✓ Automate
- ✓ Simplify
- ✓ Efficiency
- ✓ Quality

Early global examples

UMC HEALTH SYSTEM

Clinical services support

Vija Medtech

Clinical services and training



China professional services

TATA TRUSTS

Clinical services support

AC Health

Technology and clinical partnership


PNG

Technology implementation

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Illustrative opportunity: UMC Health System

Clinical services engagement

- Large public health system and primary teaching hospital for Texas Tech University
- Increasing levels of support over the past two years
- Numerous achievements that support expansion of UMC's oncology program

Achievements to date

- Programmatic improvements
- Improved staff morale
- Increased volume by 30% and revenue by 35%
- ACR compliance
- Increased HDR and SRS workload
- Commissioned several new technologies



Annualized Recurring Revenue (in millions)
$2.0
$1.5
$1.0
$0.5
$0.0
2017
2017
2018
2019
2019
SafetyNet assessment
Centralized physics support
Technology management and software support
Strategic support for RO and MO program
Expanded RO programmatic support
$1.65m

Varian + CTSI: Solutions for unmet patient & provider needs

Feedback loop of data will drive cost- and time-effective innovation



Brings Varian closer to the patient and provider to **gain data driven clinical insights**



Drives development of new tech-enabled services



Enables enhanced tech-enabled services to bridge skills gap

Create and deploy clinically relevant solutions resulting in better care for patients

Noona

Corey Zankowski, PhD
Senior Vice President, Oncology Software Solutions

Noona overview

Expanding number of patients touched

Acquired Noona Healthcare October 2018, developer of a cloud-based, mobile service to capture cancer patient-reported outcomes (PROs)

- Designed to capture structured PRO data
- Includes proactive patient symptoms management
- Superior UI/UX (modern & engaging app)
- May improve clinical outcomes and reduce hospitalization
- Complements patient engagement platform
- Biz models for MO and Pharma as customers

noona

Patient symptom management & patient reported outcomes



TENNESSEE ONCOLOGY

20,000 new cases per year
All indications, 32 clinics live
Strategic long-term partnership

MOQC MICHIGAN ONCOLOGY QUALITY CONSORTIUM

22,000 new cases per year
19 cancer programs in Michigan
3-yr project: breast, lung, colorectal
1st patient July 19

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Commercial model combines SaaS and life sciences sponsored studies to drive revenue for Noona

FY20	Provider SaaS	Provider SaaS + Studies	Life Sciences (Pharma)	Payers
Customer Segment	Private practice networks Selected group of IDNs Selected group of AMCs	Private practice networks ARIA MO premium clients	TOP 15 Pharma Immunotherapies and new oral drugs Post-marketing studies	Blue Cross Blue Shield Humana
Example of customers	New Mexico Cancer Center	Tennessee Oncology	BMS Takeda	Michigan Oncology Quality Consortium

Market opportunity: ~$3.3B for Provider SaaS + Studies and ~$5.2B for Life Sciences*

* Based on company estimates and data

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Interventional Oncology

Kolleen Kennedy
President, Proton Solutions and Chief Growth Officer

Acquisitions provide leading position

Expand Varian's addressable market to include interventional oncology

Why enter interventional oncology market?

1. **The first and only provider with an end-to-end suite** of integrated hardware and software solutions
2. **Very high right-to-win with a** global commercial footprint & strong core competencies
3. **Extend Varian footprint across the cancer care continuum** delivering on strategic growth objective


Interventional Oncology WW Market Value ($M)*
$1,200
$1,000
$800
$600
$400
$200
$0
$868
6.6% CAGR
$1,050
3.4% CAGR
17.6% CAGR
6.5% CAGR
334
86
448
369
140
541
2019
2022
US
China
ROW

FOR INVESTOR USE ONLY

* Based on primary and secondary research conducted by Kaiser Associates

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Overview of interventional oncology treatment modalities

Acquisitions provide assets in thermal ablation and microsphere embolization

Ablation

Use of concentrated thermal energy to either heat/burn or freeze tumor

Freeze Modality

✓ **Cryotherapy**

Heat Modalities

✓ **Microwave (MWA)**

Radiofrequency (RFA)


"Iceball" forms


Tumor burned; spherical heat zone forms

Embolization

Tiny particles block tumor's access to blood, causing tumor to "starve"

Embolization Only

✓ **Bland Beads Embolization**

Embolization + Loco-regional RT/Chemo

Chemo Embolization ("cTACE," "DEB-TACE")*

Radio-Embolization ("Y90")


drug
Beads clump, block blood

✓ *Acquired assets*

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Varian's vision for an interventional oncology platform

Hardware and software solutions spanning multiple modalities

Ablation

endocare
extending life every day

Cryoablation

Microwave ablation

Embolization

Boston Scientific Beads Portfolio

Oncozene/ Embozene Tandem[1]

Embozene

Software

Build robust ecosystem of interventional oncology planning and decision support software

China

Alicon 艾力康

Bland resorbable gel foam particles

Embolic beads

(1) Marketed as Oncozene in US, Embozene Tandem (or "Tandem") OUS

Building a comprehensive and differentiated platform offering

Next steps in building Varian's interventional oncology ecosystem

Priorities for the business	
	Build global commercial team including direct sales and distribution network
	Expand cryotherapy and microwave product sales into new markets worldwide
	Invest in R&D organic portfolio development
	Establish microsphere manufacturing team in Austin
	Leverage Varian software expertise to build differentiated solution suite offerings

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Proton Solutions

Kolleen Kennedy
President, Proton Solutions and Chief Growth Officer

ProBeam® 360° Proton Therapy System

Designed for Next-Generation Proton Therapy in a Smaller Footprint

Now available in multi-room configuration
Smallest multi-room system available for sale



50% Smaller Volume

30% Smaller Footprint

25% Reduction in vault cost

Reductions dependent on configuration

VOLUME



FOOTPRINT


ProBeam 360° (2 gantry)
Legacy 2 gantry System






RapidPlan™ PT

The first application of Machine Learning for proton planning

Bridge IMPT learning curve

Increase plan quality & QC

Modality Decision support





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RapidPlan™ PT
Rapidly expanding model-building proton community


Brain Model by NRG
H&N Model by VUMC
Base of Skull Model by PSI
Craniopharyngioma Model by CCHMC
Liver HCC Model by Varian
Gynecologic Model by Glasgow

Flash Therapy

Dee Khuntia, MD
Senior Vice President and Chief Medical Officer

FLASH Publication Timeline

Investments in FLASH research activities started in 2015 and with our FlashForward™ Consortium announcement last year, the fervor has only grown


FLASH Publications
2014-Present
8
9
18
21
38
2014
2015
2016
2017
2018
2019

38 ***FLASH/FLASH related publications by midyear 2019***

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FLASH therapy is under preclinical research. It is not available for clinical use and there is no guarantee of future commercialization

Ultra-high dose external beam therapy delivered in less than 1 second, in 1 to 3 treatments


FLASH Range
40 Gy/sec – 120 Gy/sec
ProBeam Research Mode
720,000 cGy
Per min
FLASH
ProBeam
10,000 cGy
TrueBeam
2,400 cGy
Clinac
400 cGy
0 cGy
100000
200000
300000
400000
500000
720000

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FLASH therapy is under preclinical research. It is not available for clinical use and there is no guarantee of future commercialization

Varian FlashForward™ Program

2014

First Investigations into Ultra-high Dose Rates using protons

Favaudon et al., Sci. Transl. Med., 16 Jul 2014

2015

Electron FLASH Toxicity and Tumor Control Studies

Stanford University Medical Center

Varian modified a non-clinical Clinac to study ultra-high dose rates using electrons

2016

IP

Varian filed First Patent for FLASH - Radiation therapy systems and methods for delivering doses to a target volume > 4 Gy/sec

U.S. No. 9,855,445

2017

First Proton FLASH Toxicity Study

University of Maryland
Dept of Radiation Oncology

2018

IP

Varian filed an additional 14 patents in the U.S. and 9 counterpart filings internationally

First Proton FLASH Tumor Control Study

Cincinnati
Proton Therapy Center

2019

FlashForward™ Consortium

IP

Varian granted 5 U.S. patents for FLASH innovations
20+ patents pending

FOR INVESTOR USE ONLY

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FLASH therapy is under preclinical research. It is not available for clinical use and there is no guarantee of future commercialization

ProBeam® Proton Therapy Sites 2019



3 Cincinnati Children's/UCMC Proton Therapy Center
5 Maryland Proton Treatment Center
5 California Protons Cancer Therapy Center
1 University of Alabama at Birmingham
5 Emory Proton Therapy Center
1 University of Miami
1 University of Pennsylvania
5 New York Proton Center
1 South Florida Proton Therapy Institute
2 Haukeland University Hospital
4 Holland Proton Therapy Centre
4 The Christie Hospital
4 University College London Hospital
3 Radiumhospitalet
4 Danish Centre for Particle Therapy
2 PTC St. Petersburg
4 Rinecker Proton Therapy Center
1 Paul Scherrer Institute
1 HealthCare Global
5 King Fahd Medical Center
1 King Chulalongkorn Memorial Hospital
4 Shandong Proton Therapy Center
5 Hefei Ion Medical Center
4 CCM Proton Therapy Center
3 National Taiwan University
1 Singapore Institute of Advanced Med
Operational centers
Centers Under Development
FlashForward Consortium Member

26	79	33
ProBeam Sites	Total Rooms	Operational Rooms*

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*Number of operational rooms may not sum up to the total number on the map due to some site having rooms which are under development

Multifaceted FLASH Strategy

Mechanism of Action	Safe Treatments	Long-term Research
		

FLASH therapy is under preclinical research. It is not available for clinical use and there is no guarantee of future commercialization

Flash reduces differential gene expression normally observed with radiation therapy

Different genes are up or down regulated when comparing treatment groups versus the (untreated) control group.

FLASH Protons have a gene expression profile closer to the (untreated) control group.



Normal Lung Tissue
Conventional Protons
Flash Protons
1,294
639
15
13
37 ↑ UP
40 ↓ DOWN
24 hr

Up-regulated genes
Down-regulated genes

FLASH induces infiltration of CD3+ cells immune cells in mice

Cincinnati
Proton Therapy Center

	Control	FLASH Proton	Conventional Proton
Tumor Core			
Tumor Core			



Control
FLASH
Conventional

FLASH therapy is under preclinical research. It is not available for clinical use and there is no guarantee of future commercialization

Publications 2019 (FLASH) – National & International Meetings

- **AACR:** Meeting March 29 – April 3, 2019
  - Girdhani, Parry et al – FLASH: a novel paradigm changing tumor irradiation platform that enhances therapeutic ratio by reducing normal tissue toxicity and activating immune pathways
- **PTCOG:** Meeting June 10-15, 2019
  - Abel, Parry et al – Planning and Delivery of FLASH in a clinical ProBeam: A preclinical study
  - Busold, Heese et al – Proton beam diagnostics for ultra-high dose rate irradiations
  - Magliari, Perez et al – Ultra-high dose rate proton treatment planning
- **ISRS:** Meeting June 9-13, 2019
  - Ku, Parry et al – Oral Presentation- Molecular profiling of high dose irradiated tissues identifies differential gene expression profiles between conventional and high dose "Flash" protons.
- **AAPM:** Meeting July, 24-19, 2019
  - Katsis, Parry et al - Treatment planning and dose monitoring for small animal proton FLASH irradiations
- **ASTRO:** Meeting September 15-18, 2019
  - Abel, et al - Characterization of radiation induced lung fibrosis and mode of cell death using single and multi-pulsed proton FLASH irradiation
  - Rama, et al - Improved tumor control through T-cell infiltration modulated by ultra-high dose rate proton FLASH using a clinical pencil beam scanning proton system
- **Publications:**
  - Proton FLASH: a novel paradigm changing tumor irradiation platform that enhances therapeutic ratio by reducing normal tissue toxicity and reducing inflammatory pathways, Girdhani , et al – publication finalized and prepared for submission
  - A Review of FLASH radiotherapy – The Past, Present, and the Future, Khuntia et al. In preparation

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Q&A and Closing Remarks

Dow Wilson

President and Chief Executive Officer

Varian to host 2019 Investor Day meeting in NYC

Share our vision for a world without fear of cancer…

- **Time:**

  8:00am to 1:00pm ET on November 15, 2019

- **Location:**

  The Plaza Hotel, Fifth Avenue at Central Park South, New York, NY 10019

- **Objective:**

  Varian's management team will outline growth initiatives in radiation oncology, interventional oncology, and more broadly across cancer care driven by our 'Intelligent Cancer Care' approach

Varian leadership update – 1 year later

Kolleen Kennedy
Chief Growth Officer
President, Proton Solutions

- **Strengthening Proton business –** three new orders
- Flash program
- Interventional oncology
- Acquisition integration
- Cardiac radio-ablation



Chris Toth
President, Oncology Systems

- **Continued strong momentum in the market** (11% TTM oncology orders)
- Adaptive therapy
- Tata Trusts deal
- CTSI



Corey Zankowski
SVP, Oncology Software Solutions

- **Robust software revenue growth of 16% TTM**
- Accelerating software deployment
- Noona
- Technology-enabled services



Varian leadership team

Dow Wilson
CEO



Andy Whitman
SVP, Government Affairs



Chris Toth
Pres, Oncology Systems



Clifton Ling
Dir, Advanced Clinical Research



Corey Zankowski
SVP, Oncology Software Systems



Dee Khuntia
SVP, Medical Affairs



Gary Bischoping
SVP, Finance & IT



John Kuo
SVP, Legal



Kolleen Kennedy
Pres, VPS & Growth Office



Kathy Conner
VP, Global Brand & Marketing



Rafael Torres
SVP, Business Dev & Strategy



Terilyn Monroe
SVP, People & Places



Vy Tran
SVP, Reg Affairs and Quality Systems



In summary, we are…

Continuing to strengthen leadership in radiation oncology

Leveraging artificial intelligence, machine learning and cloud solutions to drive efficiency and effectiveness

Growing emerging businesses and technologies

Growing Varian Value Add through operational and capital efficiency

…Driving toward our vision of a world without fear of cancer

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